UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

CONSTELLATION BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 20, 2016.

CONSTELLATION BRANDS, INC.

CONSTELLATION BRANDS, INC. ATTN: LEGAL 207 HIGH POINT DRIVE BLDG. 100 VICTOR, NY 14564

Meeting Information Meeting Type: Annual Meeting For holders as of: May 23, 2016 Date: July 20, 2016 Time: 11:00 AM Location: Nazareth College Arts Center 4245 East Avenue Rochester, NY 14618

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT SUMMARY ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents and future proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your current and future delivery requests:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 6, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
Class A Stockholders
1.	Election of Directors
Nominees:

	01)	Jerry Fowden	06) Daniel J. McCarthy
	02)	Barry A. Fromberg	07) Richard Sands
	03)	Robert L. Hanson	08) Robert Sands
	04)	Ernesto M. Hernandez	09) Judy A. Schmeling
	05)	James A. Locke III	10) Keith E. Wandell

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017

3.	To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment thereof.

Voting Items

The Board of Directors recommends you vote FOR the following:
Class B Stockholders
1.	Election of Directors
Nominees:

	01)	Robert L. Hanson	05) Richard Sands
	02)	Ernesto M. Hernandez	06) Robert Sands
	03)	James A. Locke III	07) Judy A. Schmeling
	04)	Daniel J. McCarthy

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017

3.	To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment thereof.